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EXHIBIT 10.1

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

    This Third Amendment to Loan and Security Agreement is entered into as of May 11, 2001 (the "Amendment"), by and between COMERICA BANK-CALIFORNIA ("Bank") and MSC.Software Corporation ("Borrower").

RECITALS

    Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 11, 1999, as amended from time to time (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

    NOW, THEREFORE, the parties agree as follows:

    1.  Revolving Maturity Date.  The defined term "Revolving Maturity Date" in Section 1.1 of the Loan Agreement is hereby amended by replacing the date "May 31, 2001" set forth therein with the date "August 31, 2001."

    2.  Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

    3.  Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

    4.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

    5.  As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

      (a) this Amendment, duly executed by Borrower; and

      (b) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

    IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MSC.Software Corporation
By:	/s/ LOUIS A. GRECO
Title:	Chief Financial Officer
COMERICA BANK-CALIFORNIA
By:	/s/ SCOTT LANE
Title:	Vice President

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  EXHIBIT 10.1
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT